EXHIBIT 10-2

ACQUISITION LINE OF CREDIT AGREEMENT


October 20, 1999

ASA International Ltd.
ASA International Ventures, Inc.
c/o ASA International Ltd.
10 Speen Street
Framingham, Massachusetts 01701

Gentlemen:

     We (hereinafter "Bank") are pleased to advise you (hereinafter collectively referred to as the "Borrower") that Bank has established a line of credit of up to Three Million ($3,000,000.00) Dollars (hereinafter the "Credit Limit") for Borrower to be used exclusively for the acquisition of the stock of corporations and/or the assets of such corporations or other entities. This line of credit will be subject to the following terms and conditions:

     Any advances, extensions of credit, or loan of funds pursuant to this line of credit (hereinafter collectively and separately referred to as the "Loan") will be made only if in the opinion of Bank (a) there has been no material adverse change of circumstances; (b) there exists no Event(s) of Default (as hereinafter defined); (c) Bank is granted a lien upon and a security interest in all assets, whether real or personal, acquired by Borrower pursuant to this Agreement; and (d) the loan is structured in a manner which is satisfactory to Bank and its counsel. No advances, extensions of credit, or loan of funds will be made after the first to occur of: (a) the date on which outstanding principal balance of the Loans equals the Credit Limit; or (b) on June 30, 2000 (the "Conversion Date"). Any sums repaid hereunder shall not be readvanced.

     Borrower agrees that each monthly or other statement of account mailed or delivered by Bank to Borrower pertaining to the outstanding balance of the Loan, the amount of interest due thereon, fees, and costs and expenses shall be final, conclusive and binding on Borrower and Bank and shall constitute an "account stated" with respect to the matters contained therein unless within forty-five
(45) calendar days from when such statement is mailed or if not mailed, delivered to Borrower, Borrower shall deliver to Bank written notice of any objections which it may have as to such statement of account and in such event, only the terms to which objection is expressly made in such notice shall be considered to be disputed by Borrower.

     Prior to the Conversion Date, interest will be charged to Borrower at a rate which is the daily equivalent to the Base Rate in effect from time to time, minus one-half of one (.50%) percent per annum, or such other rate as Bank and Borrower may from time to time agree to, upon any balance owing to Bank at the close of each day. The rate of interest payable by Borrower shall be changed effective as of that date in which a change in the Base Rate becomes effective. Interest shall be computed on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days. Such interest shall be payable monthly in arrears on the first (1st) day of each month, commencing on the first of such dates next succeeding the date hereof. Upon the occurrence of an Event of Default hereunder, interest on unpaid balances shall thereafter be payable at

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a fluctuating  interest rate per annum equal to three (3%) percent  greater than the rate of interest specified herein.

     The term "Base Rate" as used herein shall mean the rate of interest announced by Bank from time to time, at its head office, as its Base Rate, it being understood that such rate is a reference rate, and not necessarily the lowest rate of interest charged by Bank.

     On the Conversion Date, Borrower may elect to have interest accrue at a fixed interest rate equal to two and one-quarter (2.25%) (i.e., 225 basis points) over the average yield on five-year United States Treasury securities (rounded up to the nearest one-eighth of one percent), provided, however, Borrower may not elect a fixed rate of interest on the Conversion Date if Bank has accelerated the obligations of Borrower pursuant to this Agreement.

     The Borrower hereby authorizes Bank to charge the amount of all interest, principal payments and fees, when due and payable hereunder, against Borrower's loan account created pursuant to Borrower's Demand Loan and Security Agreement (All Assets) with the Bank of even date herewith (the "Loan Agreement").

     Each Loan made pursuant to this Agreement shall be evidenced by a note in the form of Exhibit A attached hereto (collectively, the "Interim Notes"). The Loan, together with interest thereon, is secured pursuant to the Loan Agreement.

     The aggregate principal amount of any Loan made pursuant to this Agreement shall not exceed seventy-five (75%) percent of the lower of the purchase price or appraised value of any business acquired nor, when added to existing loans made pursuant to this Agreement, exceed the Credit Limit.

     In connection with any proposed acquisition, Borrower will submit to Bank a copy of the proposed purchase and sale agreement, pro forma balance sheet, income statement and statement of cash flows at the time of any acquisition after giving effect to such acquisition, together with any other information relating to the acquisition that Bank may reasonably request. Any acquisition will be subject to the underwriting criteria established from time to time by Bank and will be subject to the customary due diligence procedures of Bank. Bank may require that any loans made pursuant to this Agreement be guaranteed.

     Borrower will pay or reimburse Bank for all reasonable and necessary expenses, including reasonable and necessary attorneys' fees, which Bank may in any way incur in connection with this Agreement or any other agreement between Borrower and Bank or with any Loan or which result from any claim or action by any third person against Bank which would not have been asserted were it not for Bank's relationship with Borrower hereunder or otherwise.

     This Agreement shall be converted into a term loan agreement on the Conversion Date. On the Conversion Date, if Borrower elects to have interest accrue at a fixed rate of interest as provided above, Bank, at Borrower's request, will cancel the Interim Notes and Borrower will execute and deliver to Bank a secured term note in substantially the form of Exhibit B attached hereto, with appropriate insertions in the spaces provided reflecting the actual amount of the Loan. The Loan shall then mature and bear interest as provided in the secured term note and shall otherwise be subject to the terms and conditions of the secured term note and of this Agreement.

     Upon the occurrence of any one or more of the following events (hereinafter "Events of Default"), any and all obligations of Borrower to Bank shall become immediately due and payable, at the option of Bank and without notice or demand.


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
The occurrence of any such Event of Default shall also constitute, without notice or demand, a default under all other agreements between Bank and Borrower and instruments and papers given Bank by Borrower, whether such agreements, instruments, or papers now exist or hereafter arise.

   (a) The failure by Borrower to pay when due any amount due under this Agreement.

   (b) The termination of the Loan Agreement or the occurrence of an Event of Default as described in the Loan Agreement.

   (c) The occurrence of one or more of the events of default in the secured term note referred to in Paragraph 9 above, after the Borrower has elected to convert this Agreement into a term loan agreement.

     Borrower agrees that notwithstanding anything contained herein, the Loan Agreement or otherwise, if the Borrower shall pay off all amounts due under the Loan Agreement and shall release Bank from its obligation to make advances under the Loan Agreement or any successor agreement, Bank shall have the right to demand the immediate payment of the balance due under this Agreement.

     The execution, delivery and performance of this Agreement, any note or any other instrument or document at any time required in respect hereof or of the Loan are within the corporate powers of Borrower, and not in contravention of law, the Articles of Organization or ByaLaws of Borrower or any amendment thereof, or of any indenture, agreement or undertaking to which Borrower is a party or may otherwise be bound, and each such instrument and document represents a valid and binding obligation of Borrower and is fully enforceable according to its terms. Borrower will, concurrently with the execution of this Agreement, furnish Bank with the opinion of counsel for Borrower with respect to any or all of the foregoing or other matters, such opinion to be in substance and form satisfactory to Bank.

     This Agreement is supplementary to each and every other agreement between Borrower and Bank and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between Borrower and Bank be construed to limit or otherwise derogate from any of the rights or remedies of Bank or any of the liabilities, obligations or undertakings of Borrower hereunder unless such other agreement specifically refers to this Agreement and expressly so provides.

     This Agreement and the covenants and agreements herein contained shall continue in full force and effect and shall be applicable not only in respect of the Loan, but also to all other obligations, liabilities and undertakings of Borrower to Bank whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, until all such obligations, liabilities and undertakings have been paid or otherwise satisfied in full. No delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of Bank on any future occasion. This Agreement is intended to take effect as a sealed instrument, shall be governed by and construed according to the laws of the Commonwealth of Massachusetts, shall be binding upon Borrower's successors and assigns and shall inure to the benefit of Bank's successors and assigns.

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
     THE BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THEY MAY HAVE OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. The Borrower hereby certifies that neither Bank nor any of its representatives, agents or counsel has represented, expressly or otherwise, that Bank would not, in the event of any such suit, action or proceeding, seek to enforce this waiver of right to trial by jury. The Borrower acknowledges that it has read the provisions of this Agreement and in particular, this Section; has consulted legal counsel; understands the right it is granting in this Agreement and is waiving in this Section in particular; and makes the above waiver knowingly, voluntarily and intentionally.

     The Borrower and Bank agree that any action or proceeding to enforce or arising out of this Agreement may be commenced in any court of the Commonwealth of Massachusetts sitting in the counties of Suffolk or Middlesex, or in the District Court of the United States for the District of Massachusetts, and the Borrower waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and confer personal jurisdiction if served by registered or certified mail to the Borrower, or as otherwise provided by the laws of the Commonwealth of Massachusetts or the United States of America.

     The loan is secured pursuant to the terms of the Loan Agreement.

Very truly yours,

EASTERN BANK


By:  /s/John R. O'Brien
-----------------------
John R. O'Brien, Vice President

ACCEPTED:

ASA INTERNATIONAL LTD.

By:/s/ Terrence C. McCarthy
----------------------
Vice President and Treasurer

ASA INTERNATIONAL VENTURES, INC.

By:/s/ Terrence C. McCarthy
----------------------
Vice President and Treasurer



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
EXHIBIT A

SECURED TERM NOTE

$           -------------------
                   Date
                                                           Boston, Massachusetts

     For value received, the undersigned promises to pay to Eastern Bank ("Bank"), or order, at its office, the principal sum of (insert amount due pursuant to the Line of Credit Agreement for the Acquisition of Equipment) in sixty (60) installments as follows: (insert 1/60th of the amount outstanding pursuant to the Line of Credit Agreement for the Acquisition of Equipment) on August 1, 2000, and the same amount (except the last installment which shall be the unpaid balance) on the first day of each month thereafter until this Note is fully paid, with interest from the date hereof on the said principal sum from time to time outstanding at the Base Rate minus one-half of one (.50%) percent per annum.

     Such interest shall be payable monthly in arrears on the first day of each month, commencing on the first of such dates next succeeding the date hereof. Interest shall be calculated on the basis of actual days elapsed and a 360aday year. If this Note is not paid in full on the date of maturity or upon the exercise by Bank of its rights in the event of the undersigned's default, interest on unpaid balances shall thereafter be payable at a fluctuating interest rate per annum equal to three (3%) percent greater than the rate of interest specified herein.

     The term "Base Rate" as used herein shall mean the rate of interest announced by Bank from time to time, at its head office, as its Base Rate, it being understood that such rate is a reference rate, and not necessarily the lowest rate of interest charged by Bank.

     The undersigned hereby authorizes Bank to charge the amount of all monthly interest and principal payments, when due and payable hereunder, against the undersigned's loan account created pursuant to a Demand Loan and Security Agreement (All Assets) dated October 20, 1999 (the "Agreement").

     At the option of the holder, this Note shall become immediately due and payable without notice or demand upon the occurrence at any time of (i) a default of any liability, obligation or undertaking of the undersigned, hereunder or otherwise, including failure to pay in full and when due any installment of principal or interest hereunder; (ii) an Event of Default as defined in the Agreement; or (iii) termination of the Agreement.

     Any deposits or other sums at any time credited by or due from Bank to the undersigned or any guarantor hereof, and any securities or other property of the undersigned or any such guarantor, in the possession of Bank, may at any and all times be held and treated as security for the payment of the liabilities hereunder; and Bank may apply or set off such deposits or other sums, at any time, and without notice to the undersigned or to any such guarantor, against any of such liabilities, whether or not the same have matured, and whether or not other collateral is available to Bank.

     The undersigned agrees to pay all costs of collection including reasonable fees of attorney.

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
     No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Every one of the undersigned and every indorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

     This Note is secured pursuant to the terms of the Agreement.

     This Note represents amounts loaned to Borrower pursuant to an Acquisition Line of Credit Agreement dated October 20, 1999.

     THE UNDERSIGNED AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THEY MAY HAVE OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE. The undersigned hereby certifies that neither Bank nor any of its representatives, agents or counsel has represented, expressly or otherwise, that Bank would not, in the event of any such suit, action or proceeding, seek to enforce this waiver of right to trial by jury. The undersigned acknowledges that it has read the provisions of this Note and in particular, this Section; has consulted legal counsel; understands the right it is granting in this Note and is waiving in this Section in particular; and makes the above waiver knowingly, voluntarily and intentionally.

     The undersigned and Bank agree that any action or proceeding to enforce or arising out of this Note may be commenced in any court of the Commonwealth of Massachusetts sitting in the counties of Suffolk or Middlesex, or in the District Court of the United States for the District of Massachusetts, and the undersigned waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and confer personal jurisdiction if served by registered or certified mail to the undersigned, or as otherwise provided by the laws of the Commonwealth of Massachusetts or the United States of America.

     All rights and obligations hereunder shall be governed by the law of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.

Witness:                       ASA INTERNATIONAL LTD.


__________________________     By:____________________________


                               ASA INTERNATIONAL VENTURES, INC.


_________________________      By:_____________________________

EXHIBIT B

SECURED TERM NOTE

$        June ____, 2000
                                                           Boston, Massachusetts

     For value received, the undersigned promises to pay to Eastern Bank ("Bank"), or order, at its office, the principal sum of (insert amount due pursuant to the Line of Credit Agreement for the Acquisition of Equipment) in sixty (60) installments as follows: (insert 1/60th of the amount outstanding pursuant to the Line of Credit Agreement for the Acquisition of Equipment) on August 1, 2000, and the same amount (except the last installment which shall be the unpaid balance) on the first day of each month thereafter until this Note is fully paid, with interest from the date hereof on the said principal sum from time to time outstanding at [select (a) or (b)]

   (a)   the Base Rate minus one-half of one (.50%) percent per annum; or

   (b)   the fixed rate of ________ (____%) percent per annum.

     Such interest shall be payable monthly in arrears on the first day of each month, commencing on the first of such dates next succeeding the date hereof. Interest shall be calculated on the basis of actual days elapsed and a 360aday year. If this Note is not paid in full on the date of maturity or upon the exercise by Bank of its rights in the event of the undersigned's default, interest on unpaid balances shall thereafter be payable at a fluctuating interest rate per annum equal to three (3%) percent greater than the rate of interest specified herein.

     The term "Base Rate" as used herein shall mean the rate of interest announced by Bank from time to time, at its head office, as its Base Rate, it being understood that such rate is a reference rate, and not necessarily the lowest rate of interest charged by Bank.

     The undersigned hereby authorizes Bank to charge the amount of all monthly interest and principal payments, when due and payable hereunder, against the undersigned's loan account created pursuant to a Demand Loan and Security Agreement (All Assets) dated October 20, 1999 (the "Agreement").

     At the option of the holder, this Note shall become immediately due and payable without notice or demand upon the occurrence at any time of (i) a default of any liability, obligation or undertaking of the undersigned, hereunder or otherwise, including failure to pay in full and when due any installment of principal or interest hereunder; (ii) an Event of Default as defined in the Agreement; or (iii) termination of the Agreement.

     Any deposits or other sums at any time credited by or due from Bank to the undersigned or any guarantor hereof, and any securities or other property of the undersigned or any such guarantor, in the possession of Bank, may at any and all times be held and treated as security for the payment of the liabilities hereunder; and Bank may apply or set off such deposits or other sums, at any time, and without notice to the undersigned or to any such guarantor, against any of such liabilities, whether or not the same have matured, and whether or not other collateral is available to Bank.

     The undersigned agrees to pay all costs of collection including reasonable fees of attorney.

     No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Every one of the undersigned and every indorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

     This Note is secured pursuant to the terms of the Agreement.

     This Note represents amounts loaned to Borrower pursuant to an Acquisition Line of Credit Agreement dated October 20, 1999.

     THE UNDERSIGNED AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THEY MAY HAVE OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE. The undersigned hereby certifies that neither Bank nor any of its representatives, agents or counsel has represented, expressly or otherwise, that Bank would not, in the event of any such suit, action or proceeding, seek to enforce this waiver of right to trial by jury. The undersigned acknowledges that it has read the provisions of this Note and in particular, this Section; has consulted legal counsel; understands the right it is granting in this Note and is waiving in this Section in particular; and makes the above waiver knowingly, voluntarily and intentionally.

     The undersigned and Bank agree that any action or proceeding to enforce or arising out of this Note may be commenced in any court of the Commonwealth of Massachusetts sitting in the counties of Suffolk or Middlesex, or in the District Court of the United States for the District of Massachusetts, and the undersigned waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and confer personal jurisdiction if served by registered or certified mail to the undersigned, or as otherwise provided by the laws of the Commonwealth of Massachusetts or the United States of America.

     All rights and obligations hereunder shall be governed by the law of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.

Witness:                      ASA INTERNATIONAL LTD.


________________________      By:____________________________


                              ASA INTERNATIONAL VENTURES, INC.


_________________________     By:____________________________





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